Key Corporate Bank Strong, Focused and Building Momentum Christopher M. Gorman President Key Corporate Bank BancAnalysts Association of Boston 2012 Conference Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains and we may, from time to time, make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, including statements about Key’s financial condition, results of operations, earnings outlook, asset quality trends, capital levels and profitability.  Forward-
looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key’s control.  Forward-looking statements usually can be identified by the use of words such as “goal,”
“objective,”  “plan,” “expect,” “anticipate,” “intend,” “project,” “believe,” “estimate” or other words of similar meaning.
Our forward-looking statements are subject to the following principal risks and uncertainties:  the economic recovery may face challenges causing its momentum to falter or a further recession; the Dodd-Frank Wall Street Reform and Consumer Protection Act and other reforms will subject us to a variety of new and more stringent legal and regulatory requirements, including increased scrutiny from our regulators; changes in local, regional and international business, economic or political conditions in the regions where we operate or have significant assets; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to effectively deal with an economic slowdown or other economic or market difficulty; adverse changes in credit quality trends; our ability to determine accurate values of certain assets and liabilities; adverse behaviors in foreign exchange rates, securities, public debt, and capital markets, including changes in market liquidity and volatility;  our ability to anticipate interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short-and long-term interest rates;
unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position;  adequacy of our risk management program; reduction of the credit ratings assigned to KeyCorp and KeyBank; increased competitive pressure due to industry consolidation; unanticipated adverse affects of acquisitions and dispositions of assets, business units or affiliates; and operational or risk management failures due to technological, cybersecurity threats or other factors.
We provide greater detail regarding some of these factors in our 2011 Form 10-K, including in Item 1A. Risk Factors and in Item 7. Management’s Discussion
and Analysis of Financial Condition and Results of Operation under the heading “Risk Management,” as well as in our subsequent SEC filings, all of which are accessible on our website at www.key.com/ir and on the SEC’s website at www.sec.gov.
Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
This presentation also includes certain Non-GAAP financial measures related to “pre-provision net revenue.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials.  Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP.  For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the
Appendix to this presentation or our most recent earnings press release, which is accessible at www.key.com/ir.
Web addresses referenced in this slide are inactive textual references only.  Information on these websites is not part of this document.

• The 15
th
largest U.S. bank-based financial
services company
• Assets of approximately $87 billion
• Market capitalization of $8 billion
• 15,833 employees
• 1,087 branches in three regions
• Unique and diverse geography
– Building presence in higher-growth markets
in Rocky Mountain and Northwest regions
– Strong market share in Great Lakes and
Northeast regions
– Targeting specific industries in selected
states outside branch footprint
Diverse, Advantaged Geography Key Facts
Provides combination of profitability and opportunities for growth
Key -- An Overview
Rocky
Mountain
& Northwest
Great
Lakes Northeast
Corporate
Bank
Branches 404 345 338 Maintains
offices in all
Community
Bank regions
and across
the U.S.
ATMs 582 547 491
Loans $10.6B $6.9B $5.9B
Deposits $16.0B $15.3B $15.7B
Note: Loan and deposit figures in the table exclude assets and liabilities that are not assigned to a specific region
Data as of September 30, 2012

Key -- 3Q12 Highlights
• Net interest income increased 6% to $578MM, as NIM expanded 17bps to 3.23%
• Growing the franchise
– Completed acquisition of 37 branches in western New York
– Re-entered credit card business; acquired Key-branded portfolio
• Improving efficiency through company-wide initiatives
– Continued focus on expense reduction of $150-200MM by December 2013
– On-track to realize $30-50MM expense reduction by December 2012
– Closed 16 branches during 3Q12; three additional branches to be closed in 4Q12
• Executing on capital management priorities
– Redeemed $707MM of Trust Preferred securities
– Repurchased 9.6MM shares of common stock

Note: Net interest income presented on a taxable equivalent basis

Eastern Markets Western Markets
Balanced, Diverse Retail Network
Our footprint provides growth opportunities throughout our franchise -- it also balances our risk over the course of the economic cycle
• Community Banking model features local leaders owning their markets to acquire and deepen client relationships across all business segments
Source:  2010 U.S. Census Bureau data released 9/30/2011 (population, education); U.S. Census Bureau American Community Survey data from 2009 and 2011 (age, household income); Bureau of Economic Analysis June 2012 report (GDP); IXI (household data); Federal Deposit Insurance Corporation data released October
2012 as of June 2012 (deposits); internal Key market data; KeyBanc Capital Markets equity research
(a) KeyBanc Capital Markets equity research
Industry opportunities
Manufacturing, automotive and other export-driven sectors;
education; healthcare
Emergence of unconventional oil & gas shale plays is $12B in annual GDP potential that creates opportunities across Key
(e.g., Private Banking; commercial banking; investment
banking) (a)
Established presence, best density
Older population with established wealth Growing, attractive population demographics
Industry opportunities
66 branch denovos or relocations since 2009
Population and GDP up 16% and 28%, respectively since
2000, above U.S. averages of 10% and 17%
Household income +8% vs. U.S. average
Younger, more highly educated population than U.S.
Significant opportunities in consumer/retail; healthcare;
construction; information/technology
63% of Key’s branches
600k households with $1MM+ of investable assets within 20-
mile radius of Key Private Bank office
$2.5T total wealth
Deposits per capita +15% vs. U.S. average
average
Expanding presence, high growth potential

Investing for Growth
We have identified specific growth opportunities across our franchise and are focused on executing to improve performance and drive shareholder returns
Private
Banking
Payments
Corporate
Banking
Healthcare
• Acquire and deepen
relationships with high
net worth clients across
Key's footprint, with a
particular focus on
business owners
currently banked by Key
• Hire business advisory
experts
• Execute targeted
collaboration programs
across Key
• Launch Delaware Trust
capabilities
• Invest in client-facing
technology
• Provide bundled
solutions that will create
annuity revenue across
business segments
• Leverage strong service
culture to expand
existing and drive new
client relationships
• Add new leadership in
commercial payments
• Invest to enhance client
information & reporting
• Execute new merchant
services arrangement
• Acquire relationship
credit card assets
• Begin self-issuance of
credit cards
• Expand Key’s presence
with facilities-based
healthcare providers,
particularly within our
banking footprint
• Coordinate across Key
to deliver seamlessly
for clients -- Virtual
Industry Group
• Hire specialists in
corporate & investment
banking; payments;
equipment finance; and
private banking
• Acquire and deepen
relationships with
targeted corporate
clients within our focus
industry sectors
• Focus our business on
client sectors where we
can win and earn strong
risk-adjusted returns
• Enhance sales coverage
through senior banker
hiring and disciplined
client/prospect targeting

Key Corporate Bank
(a) LTM: Information and data for the twelve months ended September 30, 2012
(b) Non-GAAP measure: see slide 20 of Appendix for reconciliation
Note: Presentation provides detail about Key Corporate Bank, which is comprised of the following business units: Institutional & Capital Markets (“ICM”); Real Estate
Capital & Corporate Banking Services (“REC”); and Equipment Finance (“KEF”)
Information shown in KeyCorp’s SEC filings is presented on a segment basis for Key Community Bank and Key Corporate Bank
TE = Taxable equivalent: revenue and PPNR calculated using taxable equivalent net interest income
• 37% of Key’s loans and 20% of
deposits
– $18.4B in loans
– $12.0B in deposits, 53% of which
are noninterest bearing
• 38% of Key’s revenue and 55% of
PPNR
– $1.6B in revenue (TE)
– $870MM in noninterest income
(55% of revenue)
– $712MM in PPNR
(b)
• 55% efficiency ratio
• 26% ROE
• 2,174 FTE
Loans
Deposits
Revenue (TE)
PPNR
Key Corporate Bank Key Community Bank & Other
Contribution to KeyCorp
Unless noted, all information from this slide forward relates to Key Corporate Bank only
LTM 3Q12 Statistics
(a)

Diverse and Balanced Revenue Mix
Note: Revenue figures depicted above are taxable equivalent and for the twelve months ended September 30, 2012
(a) Source: Monitor 100
Consumer Energy Healthcare Industrial Public Sector Real Estate
Focus Sectors
• Leading middle-market corporate and
investment bank, focused on serving consumer,
energy, healthcare, industrial, public sector and
real estate clients
• Capabilities include financial advisory, debt and
equity capital markets, loan syndications, public
finance
• Manages investment portfolios for national
client base through Victory Capital Management
• National franchise focused on REITs, long-term real
estate owners and healthcare real estate clients
• Highly rated, scalable third-party commercial loan
servicer
• Provides derivatives, foreign exchange and cash
management solutions to clients across Key
• 6th largest bank-owned equipment finance company by net assets
(a)
• Bank Channel supports franchise relationships
• Focused Vendor Channel targets healthcare, software and technology manufacturers
Real Estate Capital & Corporate Banking Services Institutional & Capital Markets
Key Equipment Finance
$240
LTM
Revenue
($MM)
$696 $661

Our Distinctive Business Model
Bulge Brackets /
Universal Banks
Regional
Banks
<$10MM $1B
Primary Focus Client Size
(revenue at time of client acquisition)
>$10B $200MM
Boutiques
Our alignment with Key Community Bank provides a unique market position that is compelling to middle market companies and their owners/employees
• Key offers a full breadth of solutions relevant to these clients, including capital markets, industry expertise, payments, equipment finance and private banking
• Better products/expertise than regionals/boutiques; more focused than bulge brackets on the middle market
Competitive Landscape for New Client Acquisition

Key Corporate Bank is aligned to seamlessly deliver industry expertise and product solutions to clients across Key’s franchise
Corporate Bank Capability
Debt capital markets
Commercial mortgage banking
Commercial payments
Advisory
Real estate finance
Syndicated finance
Derivatives
Bank loan
High-yield debt
Equity capital markets
Equipment finance
Vendor finance
Private capital
Foreign exchange
Public finance
Industry expertise
Industry and capital markets specialists
complete
1,200
+
client calls with Key’s
commercial bankers
(a)
$325MM
in Community Bank lease
volume YTD 2012, up 13% YOY
20,000
+
Community and Corporate
Bank clients utilize commercial
payments solutions
Nearly
$20B
in deposits from
Community & Corporate Bank
commercial payments clients
$250MM
in revenue
(LTM) from Community Bank
commercial payments clients
1,000+
derivatives clients
across our franchise
International and Foreign Exchange services
provided to
2,000+
clients,
80%
of
whom are in Key Community Bank
#1
among domestic regional banks in
equity capital markets fee income YTD
3Q12
(b)
#4
in bookrun REIT syndicated
credit facilities YTD 3Q12
(b)
#8
in YTD 3Q12 equity
capital markets issuance for
REITs
(b)
Aligned to Deliver the Whole Bank

28
senior equity research
analysts cover
500
companies,
~80%
of which have market
capitalization
< $5B
Note: All information and data is as of September 30, 2012 unless otherwise noted
(a) Completed calls from tracking inception date of 1/1/2010 through 9/30/2012
(b) Source: Dealogic

Successful Business Transition
Since the financial crisis, we have successfully re-focused our business units to enhance risk-adjusted returns and better serve our targeted clients
Fragmented, inefficient and higher risk
• 1,000
+
clients in multiple sectors
• Lower-quality financial results
Gaps in expertise and capabilities
• Holes in industry sub-verticals and product
groups (e.g., high-yield; sponsors)
• Episodic instances of collaboration across Key
• Credit-led, narrow sales approach
Unfocused, inefficient and higher risk
• Large, fragmented Vendor franchise
• Significant International operations
• Many unprofitable clients
Focused, efficient and de-risked
• Fewer clients in targeted sectors
• Strong risk-adjusted results
Refined strategy; more complete team
• Enhanced prospect targeting
• Bolstered industry coverage and product
capabilities in virtually all areas
• Regularly team to deliver for clients
• Idea-driven, advisory approach
Focused, efficient and de-risked
• Highly focused Vendor franchise
• Limited International operations to support U.S.
• Exited 2,000 less profitable relationships;
recycling capital to support profitable clients
Note: REC information above is for KeyBank Real Estate Capital only and excludes Corporate Banking Services
(a) Pre-crisis defined as: full-year 2006 for REC and ICM; 2009 for KEF
Pre-crisis
(a)
Today
KEF
ICM
REC
– 13% construction loans
– LTM: $238MM fee income; $11B loan commitments
– Enhanced fee income franchise: 42% of revenue
– 700 clients in three industry sectors
– 65 FTE in six Western European countries
– >50% construction loans
– $149MM fee income; $24B loan commitments
– Credit-led sales strategy: 22% fee income
– 3,000 clients in five major industry groups globally
– 120+ FTE in countries across Europe and Asia

Past the Inflection Point
$29.4
$28.4
$25.5
$22.9
$21.5
$19.9
$18.7
$18.0
$17.2
$16.6
$17.3
Note: Chart depicts period-end loan balances
(a) Investment Banking Income and Debt Placement Fees as defined in KeyCorp’s earnings release - Line of Business Results footnote
Loan balances up $2.5B (+15%) since 2Q11 trough, driven by new and expanded client relationships
• New ICM clients generate $1.9B in loan growth since 4Q10 with utilization >50%
• KEF balances up 11% (+530MM) YoY in 3Q12
$18.5 $18.5
$18.4
$19.2
(a)
Loan Balances ($B)
Loan Balances ($B) & Investment Banking Income & Debt Placement Fees ($MM)

$5.2
$4.7
$4.0 $4.1
$4.3
$4.1
$3.8
$4.0
$1.6
$1.4
$1.2
$1.1
$0.9
$0.9
$0.8
$0.7
$0
$2
$4
$6
$8
$10
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
CRE CRE Construction

Repositioning Our Loan Portfolio
Source:  Federal Reserve H8; industry data are not seasonally adjusted
We are growing C&I loan balances in our targeted industry sectors while continuing to reduce our real estate exposure and its risk profile
• C&I growth driven by new and expanded client relationships within our targeted client segments
Period-end Loan Balances
• Corporate Bank C&I loan balances up $3.3B
(+29%) since 4Q10
– $1.0B of this growth is market share gain
• Construction loans are <$750MM in 3Q12 (<4%
of total Corporate Bank balances), vs. peak
levels of more than $6B (>20% of total balances)
Commercial & Industrial Loans
(cumulative % since 4Q10)
Commercial Real Estate Loans
(Key Corporate Bank - $B)
$6.9
$6.1
$5.2
$5.1
$5.2
$5.1
$4.7
$4.7
2%
9%
19%
20%
23%
29%
1%
3%
7%
11%
14%
18%
20%
0%
10%
20%
30%
40%
50%
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Key Corporate Bank U.S. Commercial Banks
(1%)

54%
47%
47%
46%
37%
34%
26%
17%
0%
15%
30%
45%
60%
75%
KEY WFC BAC STI USB JPM PNC CMA
KEY WFC BAC STI USB JPM PNC CMA

Strong Noninterest Income Generation
Source: Peer SEC filings and earnings releases; right graph depicts Key Corporate Bank vs. Key’s determination of the comparable segment at peer financial institutions. Peer banks include: BAC, CMA, JPM, PNC, STI, USB and WFC.
Key Corporate Bank has a diverse noninterest income platform
• Significant recent investment in people and capabilities to enhance our ability to generate investment banking & debt placement fees and commercial payments income
• Key Corporate Bank is the most productive fee income franchise among our peers
• We achieved record investment banking & debt placement income of $82MM in 3Q12
LTM Noninterest Income Breakdown
($ in millions)
YTD Noninterest Income %
(commercial banking segment only)
$870
Bank 1
Bank 2 Bank 3
Bank 4
Bank 5 Bank 6 Bank 7

Rationalizing Our Delivery System
Key Corporate Bank continually seeks to enhance the effectiveness and efficiency of our operations.  Our philosophy is to:
• Reduce our cost to serve through FTE reduction and variabilization of fixed costs
• Invest in client-facing senior professionals with existing relationships to leverage our unique platform
KEF Initiatives Berkadia Agreement Industry Coverage
Actions to Rationalize Our Delivery System
• Disinvest in sectors without
significant near-term opportunities
– Recently exited clean technology
investment banking and equity
research as natural gas prices
challenge sector viability
• Add to capabilities in sectors with
favorable growth dynamics that fit
with our model
– Hired four senior oil & gas bankers
since 4Q11
• Deposit swap and loan servicing
agreement between Key and
Berkadia
• Enables Key to bid on new Moody’s-
rated CMBS servicing
• Variabilizes Key’s cost structure
• Rationalize KEF International
operations from 18 countries across
continents to six Western European
locations
• Tighten International focus to
support domestic Vendor operations
• Reduced KEF operations headcount
to reflect strategic repositioning and
tightened focus
• 150
+
FTE reduction
• $10MM
+
fixed expense reduction
The Impact
(a)
• Reduced credit and operational risk
• Positive impact on new business
generation
15 (a) Impact resulting from actions presented; realized over the past six quarters ending with 3Q12

Investing in People to Deliver for Clients
We invest in client-facing senior professionals with existing relationships to broaden our industry expertise, expand our product capabilities and leverage our unique platform
• 80
+
senior professionals hired since January 2010
• This investment furthers our relationship-oriented business strategy, leverages our platform and solidifies our distinctive market position
• $150MM
+
in total revenue
– Fee income is nearly 70% of
revenue
• $1.6B in loan commitments
with 60%
+
utilization
Financial Results
(a)
(from new hires)
(a) Data represents time period of January 2010 through September 2012
Area of Strategic Senior Hire
• Equipment finance
• Debt capital markets
• Mergers & acquisitions
• Mortgage banking
• Payments
Industry Expertise Capability
• Oil & gas
• Public finance
• Public sector
• Restaurants
• Transportation &
logistics
• Aerospace & defense
• Building products
• Financial sponsors
• Food & beverage
• Healthcare

Measuring Our Impact
Note: New client relationships have YTD revenue exceeding $5k
Expanded client relationships require YTD revenue to exceed FY11 revenue by more than $100k
We are aggressively pursuing client acquisition -- and measuring the efficiency and effectiveness of our actions
• Created a series of programs structured around acquiring and broadening client relationships
• $63MM in revenue from new client
relationships
• New corporate and investment
banking and real estate capital
clients have average revenue
> $300k
• $134MM in revenue from expanded
client relationships, an average of
> $550k per client
• Annualized revenue per Corporate
Bank FTE of $730k
Performance Metrics

2012 YTD
118
284
450
0
120
240
360
480
600
1Q12 2Q12 3Q12

109
236
0

1Q12 2Q12 3Q12

Our Model in Action: Client Example
We collaborate to successfully deliver the breadth of Key’s capabilities to our targeted clients
Company Overview
• $1B+ specialty REIT with niche market
leadership position and highly attractive
tenant base
• Strong internal and external growth
opportunities
• Rapidly expanding business in terms of
property and employees
Alignment with Key
• Within Key’s risk appetite
• In a focus sub-sector / profile
• Requires breadth of solutions
• Values a relationship with Key
• Bias to action and growth
Results
• Key helps client raise more than $1B
in capital across the public and
private debt and equity markets
• Key provides ancillary banking and
capital markets solutions to client
• Client Enterprise Value doubles in
past five years
Key’s Solutions
Financing Solutions Other Solutions
Equity Offering
$300MM
Bookrunner
Credit Facility
$250MM
Lead Arranger
Credit Facility
$100MM
Lead Arranger
Credit Facility
$500MM
Lead Arranger
Equity Offering
$100MM
Co-Manager
Equity Offering
$100MM
Co-Manager
Debt Offering
$500MM
Co-Manager
Equity Research
Provider
Equity Capital
Markets
Sales & Trading
Support
Derivatives
Provider
Payments
Provider

19 Appendix

GAAP to Non-GAAP Reconciliation
Key Corporate Bank
$ in millions
Pre-Provision net revenue 4Q11 1Q12 2Q12 3Q12 Total LTM
Net interest income (TE) 175 $         187 $       182 $       182 $       726 $
Noninterest income 236            214          210          210          870
Total Revenue 411            401          392          392          1,596
Less: Depreciation and amortization 13              13            13            11            50
Other noninterest expense 213            218          205          198          834
Pre-provision net revenue (non-GAAP) 185 $         170 $       174 $       183 $       712 $
Source: KeyCorp’s SEC filings – Line of Business Results footnote